UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:  811-08637

The Pacific Corporate Group Private Equity Fund
(Exact name of registrant as specified in charter)

P.O. Box 181978, Coronado, CA 92178
(Address of principal executive offices) (Zip code)

The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801
(Name and address of agent for service)

Registrant’s telephone number, including area code: 619-522-0100

Date of fiscal year end:  3/31/13

Date of reporting period:  6/30/12

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.     Schedule of Investments.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS (Unaudited)
As of June 30, 2012
				Fair Value
				% of
	Geographic			Shareholders’
	Location	Cost	Fair Value	Equity
Direct Investments:

Manufacturing:
ADCO Global, Inc. (A)	USA
Materials
8,638 shares of redeemable exchangeable
cumulative preferred stock, 10% PIK (paid-in-		$863,700	$2,176,993
kind) dividend
1,000 shares of common stock		1,000,000	1,358,273

Total Manufacturing		1,863,700	3,535,266	22.86%

Total Direct Investments		1,863,700	3,535,266	22.86%

Indirect Investments:

International:
CVC European Equity Partners II L.P.	Asia Pacific	1,457,700	823,812	5.33%
Consumer Discretionary, Industrials, Materials	Europe
$7,500,000 original capital commitment
.300% limited partnership interest

Hicks, Muse, Tate & Furst Latin America Fund, L.P.	USA	1,258,434	249,925	1.62%
Consumer Discretionary, Telecom Services	Latin America
$2,500,000 original capital commitment	Canada
.267% limited partnership interest

Total International		2,716,134	1,073,737	6.95%

Large Corporate Restructuring:
Apollo Investment Fund IV, L.P.	USA	160,868	80,446	0.52%
Consumer Discretionary, Industrials, IT	Canada
$5,000,000 original capital commitment
.139% limited partnership interest

Hicks, Muse, Tate & Furst Equity Fund IV, L.P.	USA	2,919,636	124,640	0.81%
Consumer Discretionary, IT	Latin America
$5,000,000 original capital commitment	Canada
.124% limited partnership interest

Total Large Corporate Restructuring		3,080,504	205,086	1.33%

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS (Unaudited), continued
As of June 30, 2012

				Fair Value
				% of
	Geographic			Shareholders’
	Location	Cost	Fair Value	Equity
Medium Corporate Restructuring:
Aurora Equity Partners II L.P.	USA	$1,761,487	$1,977,010	12.79%
Consumer Discretionary, Materials	Canada
$5,000,000 original capital commitment
.663% limited partnership interest

Fenway Partners Capital Fund II, L.P.	USA	3,089,028	1,423,289	9.20%
Consumer Discretionary, Industrials	Canada
$5,000,000 original capital commitment
.550% limited partnership interest

Total Medium Corporate Restructuring		4,850,515	3,400,299	21.99%

Sector Focused:
Providence Equity Partners III, L.P.	USA	1,526,847	125,204	0.81%
Consumer Discretionary	Canada
$3,500,000 original capital commitment
.372% limited partnership interest

VS&A Communications Partners III, L.P.	Europe	1,109,429	274,405	1.77%
Consumer Discretionary, IT	USA
$3,000,000 original capital commitment	Canada
.293% limited partnership interest

Total Sector Focused		2,636,276	399,609	2.58%

Small Corporate Restructuring:
Sentinel Capital Partners II, L.P. (B)	USA	1,397,812	239,769	1.55%
Consumer Discretionary	Canada
$5,000,000 original capital commitment
3.973% limited partnership interest

Total Small Corporate Restructuring		1,397,812	239,769	1.55%

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS (Unaudited)
As of June 30, 2012
				Fair Value
				% of
	Geographic			Shareholders’
	Location	Cost	Fair Value	Equity
Venture Capital:
Alta California Partners II, L.P.	USA	$3,220,249	$671,350	4.34%
Health Care, IT	Canada
$4,000,000 original capital commitment
1.783% limited partnership interest

Atlas Venture Fund IV, L.P.	Europe	1,195,780	4,503	0.03%
Consumer Discretionary, IT	USA
$1,540,000 original capital commitment	Canada
.381% limited partnership interest

Sprout Capital VIII, L.P.	Middle East	3,211,183	10,922	0.07%
Health Care, IT, Materials	Africa
$5,000,000 original capital commitment	USA
.667% limited partnership interest	Canada

Total Venture Capital		7,627,212	686,775	4.44%

Total Indirect Investments		22,308,453	6,005,275	38.84%

Total Portfolio Investments (C)		$24,172,153	$9,540,541	61.70%

(A)	The Trust also has an indirect interest in ADCO Global, Inc. through its investment in Aurora Equity Partners II L.P., which is over 5% of Shareholders’ Equity.

(B)	The fair value assigned to these limited partnership interests mainly represent cash, cash equivalents and future escrow proceeds.

(C)
The Trust’s indirect investments are illiquid as redemptions are not allowed. However, the Trust may exit investments by selling its portion in the secondary market after the opportunity to buy the Trust’s portion has been given to the other limited partners invested in this partnership.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)
As of June 30, 2012

Valuation of Investments - Portfolio investments valued at $9,540,541 as of June 30, 2012, representing 58.96% of total assets, are carried at fair value as determined quarterly by the Adviser Trustee, subject to approval by the Individual Trustees, in accordance with procedures established by the Trustees.  In determining the fair value of the Trust’s Indirect Investments, the Adviser Trustee considers, among other things, the valuations provided by the general partners of such investments.  The valuations provided by the general partners of such investments are reflected by the fair value of the Trust’s capital account balance for each such Indirect Investment. The capital account balance for each Indirect Investment includes capital contributed by the Trust, distributions received by the Trust and the Trust’s allocated share of the Indirect Investment’s profits and losses, including unrealized profits and losses.  Such allocations reflect certain fees and expenses incurred by the Indirect Investment entity and drawn against that entity’s cash position.  The Trust’s capital account balance for each Indirect Investment is reviewed by the Adviser Trustee to determine whether it reflects the fair value and may be adjusted at the discretion of the Adviser Trustee.  In deriving the fair value of each Indirect Investment, the Adviser Trustee considers, among other factors, an assessment of the amount that the Trust might reasonably expect to receive for an Indirect Investment upon its current sale.

Indirect Investments - As of June 30, 2012, the Trust had investments in 12 underlying funds, which are denoted as Indirect Investments on the consolidated schedule of portfolio investments.  The Trust’s investment in any one fund ranged from .03% to 12.79% of the Trust’s net assets as of June 30, 2012 and in aggregate, represented 38.84% of the net assets of the Trust.  Due to the limited liquidity of the Trust’s Indirect Investments, and the inherent uncertainty of the valuation of certain investments held by the funds, the values that the respective portfolio manager has ascribed to its investment within the funds may differ from the values that may be realized upon liquidation of such investments, and the differences could be material.  The Trust reviews the investment valuation information provided by each respective portfolio manager and may on occasion make certain adjustments to the valuations in order to maintain compliance with generally accepted accounting principles (“GAAP”) or other authoritative guidance.

The fair value of the Trust’s Direct Investments and securities received from Indirect Investments are determined as follows: (i) unrestricted publicly-held securities for which market quotations are readily available are valued at the closing public market price on the valuation date; (ii) restricted publicly-held securities may be valued at a discount from the closing public market price, depending on the circumstances; and (iii) privately-held securities are valued using the following methods: (1) the market approach (whereby fair value is derived by reference to observable valuation measures for comparable companies or assets – e.g., multiplying a key performance metric of the investee company or asset, such as EBITDA, by a relevant valuation multiple observed in the range of comparable companies or transactions – adjusted by the Advisor Trustee for differences between the investment and the referenced comparables and in some instances by reference to option pricing models or other similar methods), (2) the income approach (e.g., the discounted cash flow method), and (3) cost for a period of time after an acquisition (where such amount is determined by the Advisor Trustee to be the best indicator of fair value).  Factors considered in arriving at a change in valuation of such privately-held securities include the price of recent transactions in the company’s securities, the company’s earnings, sales and book value and the amount that the Trust might reasonably expect to receive upon the current sale of such privately-held securities.

As of June 30, 2012, all portfolio investments are privately held, and have been fair valued by the Adviser Trustee.

Indirect Investments (continued) - The values assigned to portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future circumstances that cannot be determined until the investments are actually liquidated.  Because of the inherent uncertainty of valuation, the assigned values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

The Trust’s Direct Investments are restricted as to resale.  Additionally, the Trust’s Indirect Investments in limited partnerships may be illiquid due to provisions of the limited partnership agreements restricting the sale of partnership interests.

The Trust identified errors in the previously reported cost of the portfolio investments. The effect of the correction of the errors is a reclassification between prior year’s change in unrealized gain/loss and realized gain/loss.  The Trust believes these errors are not material to the consolidated financial statements taken as a whole.  Accordingly, the cost of the portfolio investments are adjusted by the change between unrealized gain/loss and realized gain/loss. In addition, these errors have resulted in the understatement of management fees in the amount of $226,400; however, the Advisor Trustee has elected to waive the under payment of management fee.

Security Transactions and Investment Income - Security transactions are accounted for on the date the security is purchased or sold (trade date).  Costs used in determining realized gains and losses on the sale of investment securities are those of the specific securities sold.  Interest income is recorded on the accrual basis.

Currency Risk - Although the majority of the Trust’s investments are denominated in U.S. dollars, the Trust may invest in securities denominated in currencies other than U.S. dollars, its reporting currency. Consequently, the Trust may be exposed to risk that the exchange rate of the U.S. dollar relative to other currencies may change in a manner which has an adverse effect on the reported value of that portion of the Trust’s assets which are denominated in currencies other than the U.S. dollar.

Fair Value of Portfolio Investments - In accordance with ASC 820-10, Fair Value Measurements (“ASC 820-10”), fair value is defined as the price that the Trust would receive upon selling an investment in an orderly transaction between market participants in the principal or most advantageous market at the measurement date.

ASC 820-10 established a three-tier hierarchy, based on inputs to valuation techniques, to maximize the use of observable market data and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the investment, including assumptions about risk.  Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the investment developed based on market data obtained from sources independent of the Trust.  Unobservable inputs are inputs that reflect the Trust’s own assumptions about the assumptions market participants would use in pricing the investment developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•
Level 1 – Quoted prices (unadjusted) in active markets for identical investments that the Trust has the ability to access at the measurement date.  This level of the fair value hierarchy provides the most reliable evidence of fair value and is used to measure fair value whenever available.

•
Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the investment, either directly or indirectly.  These inputs include quoted prices for similar investments in active markets, quoted prices for identical or similar investments in markets that are not active, and inputs other than quoted prices that are observable for the investment, for example, interest rate and yield curves, volatilities, prepayment speeds and credit risks, among others.  These are inputs that are derived principally from or corroborated by observable market data by correlation or other means.

•
Level 3 – Inputs that are unobservable inputs for the investment that are used to measure fair value when observable inputs are not available.  Unobservable inputs reflect the Trust’s own assumptions about the assumptions that market participants would use in pricing the investment.  These are inputs that are developed based on the best information available in the circumstances, which might include the Trust’s own data.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited), continued
As of June 30, 2012

Fair Value of Portfolio Investments (continued) –

The following is a table of the inputs used as of June 30, 2012 in valuing the Trust’s investments carried at fair value:
		Significant
		Other	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs
	(Level 1)	(Level 2)	(Level 3)	Total

Short-term investment	$4,921,262	$-	$-	$4,921,262
Deferred compensation plan assets	524,245	-	-	524,245

Portfolio Investments:
Manufacturing	-	-	3,535,266	3,535,266
International	-	-	1,073,737	1,073,737
Large Corporate Restructuring	-	-	205,086	205,086
Medium Corporate Restructuring	-	-	3,400,299	3,400,299
Sector Focused	-	-	399,609	399,609
Small Corporate Restructuring	-	-	239,769	239,769
Venture Capital	-	-	686,775	686,775
Total Portfolio Investments	-	-	9,540,541	9,540,541

Total Valuation Inputs	$5,445,507	$-	$9,540,541	$14,986,048

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Manufacturing	International	Large Corporate Restructuring	Medium Corporate Restructuring	Sector Focused	Small Corporate Restructuring	Venture Capital	Total

Balance as of April 1, 2012	$3,535,266	$1,191,579	$325,823	$3,400,299	$387,330	$239,769	$777,637	$9,857,703
Realized gain/loss	-	-	45,623	-	-	-	103,240	148,863
Unrealized appreciation/
depreciation	-	(117,842)	(79,782)	-	12,279	-	73,360	(111,985)
Distributions	-	-	(86,578)	-	-	-	(267,462)	(354,040)
Transfers into Level 3	-	-	-	-	-	-	-	-
Transfers out of Level 3	-	-	-	-	-	-	-	-
Balance as of June 30, 2012	$3,535,266	$1,073,737	$205,086	$3,400,299	$399,609	$239,769	$686,775	$9,540,541

Net change in unrealized
appreciation/depreciation
from investments still held
as of June 30, 2012	$-	$(117,842)	$(79,782)	$-	$12,279	$-	$73,360	$(111,985)

Concentration of Risk - The underlying funds related to the Indirect Investments are not registered under the Investment Company Act of 1940 and invest in and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage that may involve significant risks. These underlying funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return.  As a result, the Indirect Investments may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Indirect Investment’s net asset value.

Investment Risk - An investment in the Trust is subject to investment risk, including the possible loss of the entire principal invested.  An investment in the Trust represents an Indirect Investment in the securities owned by the underlying funds. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably.  An investment in the Trust at any point in time may be worth less than the original investment.  Security prices can fluctuate for several reasons including the general condition of the bond market, or when political or economic events affecting the issuers occur.

Federal Income Tax – The following is computed on a tax basis as of June 30, 2012:

Cost of portfolio investments                                                                                                           $24,172,155

Gross unrealized appreciation                                                                                                           $  1,887,089
Gross unrealized depreciation                                                                                                            (16,518,703)

Net unrealized depreciation                                                                                                              $(14,631,614)

Item 2.                      Controls and Procedures.

Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.                      Exhibits.

Certifications attached hereto.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Pacific Corporate Group Private Equity Fund

By:               /s/ Christopher J. Bower
            Christopher J. Bower
            President / Principal Executive Officer

Date:              August 28, 2012

Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the dates indicated.

By:              /s/ Christopher J. Bower
           Christopher J. Bower
           President / Principal Executive Officer

Date:              August 28, 2012

By:              /s/ Christopher J. Bower
           Christopher J. Bower
           Principal Financial Officer

Date:              August 28, 2012